 UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: May 15, 2020
(Date of earliest event reported)

 ITT INC.
(Exact name of registrant as specified in its charter)

Indiana	001-05672	81-1197930
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1133 Westchester Avenue
White Plains, NY 10604
(Principal Executive Office)
Telephone Number: (914) 641-2000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1 per share	ITT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 under the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 under the Securities Exchange Act of 1934 (17 CFR 240.12b-2).                                                 Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 15, 2020, ITT Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”). The following votes were taken at the Annual Meeting.

1.
Election of Directors. At the Annual Meeting, the 11 nominees whose names are set forth below were elected as directors, constituting the entire Board of Directors, to serve until the 2021 annual meeting of shareholders or until their respective successors are duly elected and qualified. Relevant voting information for each person was as follows:

	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Orlando D. Ashford	76,805,241	79,814	82,009	5,441,266
Geraud Darnis	76,806,470	71,114	89,480	5,441,266
Donald DeFosset, Jr.	74,218,425	2,659,114	89,525	5,441,266
Nicholas C. Fanandakis	76,797,594	79,514	89,956	5,441,266
Richard P. Lavin	76,747,876	137,642	81,546	5,441,266
Mario Longhi	76,793,452	91,596	82,016	5,441,266
Rebecca A. McDonald	76,812,241	76,121	78,702	5,441,266
Timothy H. Powers	76,797,011	80,822	89,231	5,441,266
Luca Savi	76,780,669	95,173	91,222	5,441,266
Cheryl L. Shavers	76,811,293	67,834	87,937	5,441,266
Sabrina Soussan	75,946,507	932,916	87,641	5,441,266

2.
Ratification of Appointment of the Independent Registered Public Accounting Firm. The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2020 was ratified by the following vote: 81,172,923 shares for the proposal, 1,130,103 shares against the proposal and 105,304 shares abstaining.

3.
Advisory Vote on 2019 Named Executive Officer Compensation. The proposal for approval, on an advisory basis, of the 2019 compensation of the Company’s named executive officers was approved by the following vote: 74,564,799 shares for the proposal, 2,257,905 shares against the proposal, 144,360 shares abstaining and 5,441,266 broker non-votes.

4.
Shareholder Proposal Regarding Proxy Access. The shareholder proposal to amend the Company's proxy access By-law was not approved by the following vote: 23,723,323 shares for the proposal, 53,050,518 shares against the proposal, 193,223 shares abstaining and 5,441,266 broker non-votes.

There were no other matters presented for a vote at the Annual Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITT Inc.
(Registrant)

May 15, 2020	By:	/s/ Mary E. Gustafsson
		Name:	Mary E. Gustafsson
		Title:	Senior Vice President, General Counsel
(Authorized Officer of Registrant)